Exhibit 99.1

Haymaker Acquisition Corp. Completes Business Combination with OneSpaWorld

Combine Under New Holding Company, OneSpaWorld Holdings Limited

Combined Company will trade on the Nasdaq Stock Market under “OSW”

NEW YORK, NY—(March 19, 2019)—Haymaker Acquisition Corp. (NASDAQ: HYAC) (“Haymaker”), a publicly traded special purpose acquisition company, and OneSpaWorld (“OSW”), the pre-eminent global provider of health and wellness products and services onboard cruise ships and in destination resorts around the world, announced today that having satisfied all closing requirements, they completed their previously announced business combination. Under the terms of the agreement, Haymaker and OneSpaWorld combined under the new holding company, OneSpaWorld Holdings Limited (“OSW Holdings” or the “Company”), in a business combination involving $850.7 million in total consideration. The business combination was approved by Haymaker’s stockholders on March 6, 2019 with more than 96% of the voted shares voting in favor of the business combination. OneSpaWorld was sold by Steiner Leisure Limited (“Steiner”), a portfolio company of L Catterton, the largest and most global consumer-focused private equity firm in the world.

Consistent with the terms of the business combination, Haymaker and OSW combined under the new holding company, OSW Holdings, whose common shares are expected to be listed on the Nasdaq Stock Market under the symbol “OSW.” The warrants to purchase OSW Holdings common shares were not approved for listing by Nasdaq, but such warrants will continue to be exercisable subject to the terms and conditions set forth in the warrant agreement governing such warrants. Pursuant to the terms of the warrant agreement, OSW expects to file a resale registration statement in relation to the offer and sale of the common shares issuable upon exercise of the public warrants.

OneSpaWorld’s senior management will continue to serve in their current roles. Steven Heyer, CEO and Chairman of Haymaker, will assume the role of Vice Chairman of OSW Holdings. Andrew Heyer, President of Haymaker, and Marc Magliacano, a current member of Steiner’s Board of Directors and Managing Partner of L Catterton’s Flagship Buyout Fund, will serve as Board members of the Company.

Leonard Fluxman, Executive Chairman of OSW Holdings, commented: “Today is an exciting day for OneSpaWorld, as we re-enter the public markets as a pure play global leader in health and wellness at sea and on land with a proven track record of performance and a clear path to create meaningful value for our shareholders. I look forward to our next chapter and fully expect this combination to position OneSpaWorld to deliver an ever greater level of growth and profitability well into the future.”

Glenn Fusfield, CEO of OSW Holdings, commented: “We are pleased to complete our business combination with Haymaker. We move forward with added resources from which to elevate our significant market leadership position in the operation of wellness centers globally. This transaction enables us to continue to execute our global expansion plan, increase the strength and depth of relationships with our existing cruise partners, many of whom we have partnered with for over 20 years, as well as increase our resort footprint with hospitality partners.”

Steven Heyer and Andrew Heyer commented: “We are thrilled to finalize the combination with OneSpaWorld – a clear leader in an attractive industry with very compelling financial performance, and a significant pipeline of opportunities for growth. We are eager to begin Haymaker’s next chapter as OneSpaWorld. We expect to see more robust opportunities for global growth as we combine Haymaker’s expertise in the hospitality and consumer sectors with the strong talents of the OneSpaWorld team.”

Marc Magliacano commented: “We are proud of all of the accomplishments OneSpaWorld has achieved since we acquired its parent, Steiner Leisure, in late 2015. It gives me great pleasure to see OSW reenter the public markets as a pure-play health and wellness services operator with more capabilities and more differentiation than ever before. We are confident in the teams’ ability to build upon its unique platform to drive greater growth for years to come and we look forward to participating in the Company’s future success as a significant investor.”

The acquisition was funded through a combination of cash in Haymaker’s trust account, borrowings, and proceeds from a common stock private placement led by premier institutional investors. L Catterton will retain a significant equity stake in the Company through its investment in Steiner, which will retain equity in OSW.

Nomura and Stifel are serving as capital markets advisors to OSW.

Goldman Sachs and Lazard served as financial advisors, Cantor Fitzgerald served as capital markets advisor, Goldman Sachs served as private placement agent and DLA Piper LLP (US) and Ellenoff Grossman & Schole LLP served as legal advisors to Haymaker on the business combination. Nomura and BofA Merrill Lynch served as financial advisors and capital markets advisors and Kirkland & Ellis LLP acted as legal advisor to Steiner Leisure on the business combination.

About OneSpaWorld:

Headquartered in Nassau, Bahamas, OSW is one of the largest health and wellness services companies in the world. OSW’s distinguished centers offer guests a comprehensive suite of premium health, fitness, beauty and wellness services, treatments, and products aboard 164 cruise ships and at 67 destination resorts around the world. OSW holds the leading market position within the fast-growing international leisure market and has been built upon its exceptional service standards, expansive global recruitment, training and logistics platforms, and a history of service and product innovation that has enhanced its guests’ health, fitness, beauty, and wellness while vacationing for over 50 years. For additional information on OneSpaWorld please visit the Company’s investor relations site at: www.onespaworld.com

About Haymaker:

Haymaker is a $330 million blank check company led by Steven Heyer. Haymaker was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more target businesses. The executives of Haymaker are experienced at recognizing and quantifying the value of brands and creating strategies to reposition those brands to reach their full market potential. For more information about Haymaker, please visit www.haymakeracquisition.com.

About L Catterton:

With over $15 billion of equity capital across six fund strategies in 17 offices globally, L Catterton is the largest consumer-focused private equity firm in the world. L Catterton’s team of more than 150 investment and operating professionals partners with management teams around the world to implement strategic plans to foster growth, leveraging deep category insight, operational excellence, and a broad thought partnership network. Since 1989, the firm has made over 200 investments in leading consumer brands. L Catterton was formed through the partnership of Catterton, LVMH, and Groupe Arnault. For more information about L Catterton, please visit www.lcatterton.com.

Forward-Looking Statements:

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of Haymaker, Steiner Leisure and OSW Holdings may differ from their actual results and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance including projected financial information (which is not audited or reviewed by auditors) and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction, and the timing of the completion of the proposed transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of Haymaker, Steiner Leisure and OSW Holdings and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination Agreement and the transactions contemplated therein; (2) the inability to obtain or maintain the listing of OSW’s securities on Nasdaq following the Business Combination; (3) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (4) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of OSW to grow and manage growth profitably and retain its key employees; (5) costs related to the Business Combination; (6) changes in applicable laws or regulations; (7) the demand for OSW’s services together with the possibility that OSW may be adversely affected by other economic, business, and/or competitive factors; and (8) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K filed with the SEC by Haymaker and the registration statement on Form S-4 of OSW Holdings and (y) other documents filed or to be filed with the SEC by Haymaker and OSW Holdings. Haymaker and OSW Holdings caution that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Haymaker, Steiner Leisure and OSW Holdings do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Contacts:

ICR for Haymaker and OneSpaWorld

Investors:

Allison Malkin, 203-682-8225

allison.malkin@icrinc.com

Jennifer Davis, 646-677-1813

jennifer.davis@icrinc.com

Media:

Jim Furrer, 646-677-1808

jim.furrer@icrinc.com

For L Catterton

Andi Rose / Andrew Squire

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449